UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 #301

Wilmington, DE 19801

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2026, VisionWave Holdings, Inc. (the “Company”) entered into an Assignment of Exchange Rights, Joinder and Partial Satisfaction of Note Agreement (the “Assignment Agreement”) with Adrian Holdings S.R.L. (“Adrian”).

Background. The Company and SaverOne 2014 Ltd. (“SaverOne”) are parties to an Exchange Agreement, dated as of January 26, 2026 (the “Exchange Agreement”), pursuant to which SaverOne agreed to issue to the Company ordinary shares of SaverOne in three sequential stages in exchange for shares of the Company’s common stock. The Stage 1 closing, the Stage 2 closing (the Milestone 1 Exchange), and the Stage 3 closing (the Milestone 2 Exchange) under the Exchange Agreement have each been consummated, following the achievement and certification of the applicable milestones and the satisfaction of the conditions set forth in the Exchange Agreement. See Item 8.01 below. Separately, in connection with an Asset Purchase Agreement, dated as of January 5, 2026 (the “Adrian APA”), the Company issued and delivered to Adrian a promissory note in the original principal amount of $10,000,000 (the “Adrian Note”).

Assignment of right to receive shares. Pursuant to the Assignment Agreement, the Company assigned to Adrian, effective immediately prior to and conditioned upon each of the Stage 2 closing and the Stage 3 closing, all of the Company’s right, title, and interest in and to the right to receive 14,843,945,442 SaverOne ordinary shares (the “Assigned Shares”), constituting a portion of the SaverOne ordinary shares otherwise issuable to the Company at those closings under the Exchange Agreement (for rounding purposes SaverOne issued in actual 14,843,952,000 – as the deposited shares must be divisible by 43,200, since it does not issue fractional ADSs). The Assignment Agreement provides that the Assigned Shares are to be issued and delivered directly to Adrian (or a custodian designated by Adrian), such that the Assigned Shares are issued to, and title passes directly to, Adrian without resting in the Company, and that the Company acts solely as a conduit and at no time holds beneficial ownership of the Assigned Shares.

Consideration; partial reduction of the Adrian Note. In consideration for the assignment, and effective upon the issuance of the Assigned Shares to Adrian at each applicable closing, the outstanding principal amount of the Adrian Note will be reduced by an amount equal to 110% of the value of the Assigned Shares (the “Note Reduction Amount”). Based on the Assigned Share value set forth in the Assignment Agreement, the aggregate Note Reduction Amount is approximately $1.43 million, subject to adjustment as provided in the Assignment Agreement.

No change to SaverOne consideration. The Assignment Agreement does not reduce, increase, or otherwise modify the aggregate number of SaverOne ordinary shares issuable, or the aggregate consideration payable to SaverOne, under the Exchange Agreement, and the Company remains solely obligated to issue and deliver to SaverOne the shares of the Company’s common stock constituting the consideration for the Stage 2 and Stage 3 SaverOne shares.

The foregoing description of the Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The related Notice of Assignment and Irrevocable Delivery Direction delivered by the Company to SaverOne is filed as Exhibit 10.2 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 below regarding the consummation of the Stage 2 closing and the Stage 3 closing is incorporated into this Item 3.02 by reference. At the Stage 2 closing and the Stage 3 closing under the Exchange Agreement, on June 24, 2026 the Company issued and delivered to SaverOne, as the consideration for the Stage 2 SaverOne Shares and the Stage 3 SaverOne Shares, an aggregate of 1,331,637 (which including issuance to SaverOne management per article 1.7 of the exchange agreement) shares of the Company’s common stock, par value $0.01 per share (the “VisionWave Shares”), consisting of VisionWave Shares having an aggregate value of approximately $2,743,137 issued at the Stage 2 closing and VisionWave Shares having an aggregate value of approximately $1,513,726 issued at the Stage 3 closing, in each case with the number of shares determined based on the VWAV Average Price as provided in the Exchange Agreement (the sum of $100,000 based on $5.34 VWAP price was set aside and was not deliver, pending SAverOne provide the management names that those cshare supposed to be allocated to). The VisionWave Shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D thereunder, as a transaction by an issuer not involving any public offering, to an “accredited investor” that made customary investment representations. No underwriters were involved, and no underwriting discounts or commissions were paid. The VisionWave Shares are “restricted securities” within the meaning of Rule 144 under the Securities Act and bear a customary restrictive legend.

Item 8.01 Other Events.

Completion of the Stage 2 and Stage 3 Closings. On June 22, 2026, the Company and SaverOne consummated the Stage 2 closing (the Milestone 1 Exchange) and the Stage 3 closing (the Milestone 2 Exchange) under the Exchange Agreement, following the achievement and certification of Milestone 1 and Milestone 2. At those closings, SaverOne issued the Stage 2 SaverOne Shares and the Stage 3 SaverOne Shares and, in accordance with the Assignment Agreement and the related Delivery Direction, the Assigned Shares were issued and delivered directly to Adrian (or its designated custodian), with the balance of such shares issued to the Company. In exchange, the Company issued to SaverOne the VisionWave Shares described in Item 3.02 above. After giving effect to the foregoing, including the assignment of the Assigned Shares to Adrian, the Company beneficially owns approximately 41% of SaverOne’s issued and outstanding ordinary shares. The Company does not control SaverOne, will not consolidate SaverOne in the Company’s financial statements, and intends to account for its investment in SaverOne [under the equity method of accounting].

On June 22, 2026, in connection with the Assignment Agreement, the Company delivered to SaverOne and its transfer agent a Notice of Assignment and Irrevocable Delivery Direction directing that the Assigned Shares allocable to each of the Stage 2 closing and the Stage 3 closing be issued and delivered directly to Adrian (or its designated custodian). A copy of the Notice of Assignment and Irrevocable Delivery Direction is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the Company’s ownership interest in SaverOne, the Company’s expectations regarding the accounting treatment of, and the non-consolidation of, its investment in SaverOne, the reduction of the Adrian Note, the integration of the parties’ technologies, and the Company’s future business plans and results. These statements are based on the Company’s current expectations and are subject to risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Actual results may differ materially from those expressed or implied. The Company undertakes no obligation to update any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Assignment of Exchange Rights, Joinder and Partial Satisfaction of Note Agreement, dated June 22, 2026, by and between VisionWave Holdings, Inc. and Adrian Holdings S.R.L.
10.2	Notice of Assignment and Irrevocable Delivery Direction, dated June 22, 2026, from VisionWave Holdings, Inc. to SaverOne 2014 Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIONWAVE HOLDINGS, INC.

Date: June 25, 2026	By: /s/ Douglas Davis
Name: Douglas Davis
Title: Executive Chairman and Chief Executive Officer
(Principal Executive Officer)